EXECUTION







==============================================================================






         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                    SELLER


                                      and


                   STRUCTURED ASSET SECURITIES CORPORATION,

                                   PURCHASER



                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                          Dated as of January 1, 2000


                   (Amortizing Residential Collateral Trust
              Mortgage Pass-Through Certificates Series 2000-BC1)



==============================================================================


                               TABLE OF CONTENTS
                                                                                                           Page
                                                                                                           ----

                                                             ARTICLE I.
                                                    CONVEYANCE OF MORTGAGE LOANS

         Section 1.01.     Sale of Mortgage Loans.................................................................3
         Section 1.02.     Delivery of Documents..................................................................3
         Section 1.03.     Review of Documentation................................................................3
         Section 1.04.     Representations and Warranties of Lehman Capital.......................................3
         Section 1.05.     Grant Clause...........................................................................7
         Section 1.06.     Assignment by Depositor................................................................7

                                                             ARTICLE II.
                                                      MISCELLANEOUS PROVISIONS

         Section 2.01.     Binding Nature of Agreement; Assignment................................................7
         Section 2.02.     Entire Agreement.......................................................................7
         Section 2.03.     Amendment..............................................................................7
         Section 2.04.     Governing Law..........................................................................8
         Section 2.05.     Severability of Provisions.............................................................8
         Section 2.06.     Indulgences; No Waivers................................................................8
         Section 2.07.     Headings Not to Affect Interpretation..................................................8
         Section 2.08.     Benefits of Agreement..................................................................8
         Section 2.09.     Counterparts...........................................................................8


                                   SCHEDULES

SCHEDULE A        Mortgage Loan Schedule


     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT is executed by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), and Structured Asset Securities Corporation (the "Depositor"), dated as of the 1st day of January, 2000.

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of January 1, 2000, among the Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank, a national banking association, as Trustee (the "Trustee").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the following specified mortgage loan purchase, transfer, sale or assignment agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Capital has purchased from various mortgage originators or their correspondents (each a "Transferor" and collectively, the "Transferors"), certain conventional, adjustable and fixed rate, fully amortizing and balloon, first and junior lien residential mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A:

          1. Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 1998, between Lehman Capital, as Purchaser, and Ameriquest Mortgage Company ("Ameriquest"), as Seller, for conventional adjustable and fixed rate residential mortgage loans;

          2. Seller's Warranties and Servicing Agreement, dated as of August 1, 1998, between Lehman Capital, as Purchaser, and Ameriquest, as Seller, for conventional residential adjustable rate mortgage loans (Ameri Group
     2);

          3. Master Mortgage Loan Purchase Agreement, dated as of March 16, 1998, between DLJ Mortgage Capital, Inc ("DLJ")., as Seller, and BNC Mortgage, Inc. ("BNC"), as Buyer ( hereinafter the "MMLPA 3/16/98"), including: a) Assignment, Assumption and Recognition Agreement among DLJ, Lehman Capital, BNC and Option One Mortgage Corporation ("Option One") (hereinafter an "AARA") dated July 30, 1998 and (b) Side Letter Agreement (hereinafter "SLA"), dated July 30, 1998, between DLJ and Lehman Capital;

          4. MMLPA 3/16/98, including (a) AARA dated August 14, 1998 and (b) SLA dated August 14, 1998;

          5. MMLPA 3/16/98, including (a) AARA dated August 28, 1998 and (b) SLA dated August 28, 1998;

          6. Purchase and Warranties Agreement, dated as of August 13, 1999, between Lehman Capital, as Purchaser, and BNC, as Seller, for adjustable rate mortgage loans;

          7. MMLPA 3/16/98, including (a) AARA dated June 23, 1998 and (b) Side Letter Agreement dated June 23, 1998;

          8. Purchase and Warranties Agreement, dated February 17, 1999, between Lehman Capital, as Purchaser, and BNC, as Seller, for fixed and adjustable rate mortgage loans;

          9. MMLPA 3/16/98, including (a) AARA dated July 15, 1998 and SLA dated July 15, 1998;

          10. MMLPA dated 3/16/98, including (a) AARA dated November 16, 1998 and (b) SLA dated November 16, 1998;

          11. MMLPA dated 3/16/98, including (a) AARA dated December 29, 1998 and (b) SLA dated December 29, 1998;

          12. MMPLA dated 3/16/98, including (a) AARA dated April 29, 1998,
     (b) Assignment, Assumption and Recognition Agreement dated April 29, 1998 among DLJ, Lehman Capital, BNC and Temple-Inland Mortgage Corporation ("TMC") and (c) SLA dated April 29, 1998;

          13. Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 1999, between Lehman Capital, as Purchaser, and Fieldstone Mortgage Company ("FMC"), as Seller, for conventional, fixed and adjustable rate, residential mortgage loans;

          14. Mortgage Loan Purchase and Warranties Agreement, dated as of October 1,1999, between Lehman Brothers Bank, FSB ("LBB"), as Purchaser, and FMC, as Seller, for conventional, fixed and adjustable rate, residential mortgage loans including: (a) Purchase price and Terms letter between Lehman Capital, as Purchaser, and LBB, as Seller dated February 4, 2000 and (b) Assignment and Assumption dated February 9, 2000 between LBB, as Assigner, and Lehman Capital, as Assignee;

          15. Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 30, 1999, between Lehman Capital, as Purchaser, and FINAMCO, LLC, as Seller, for conventional, fixed and adjustable rate, residential mortgage loans;

          16. Mortgage Loan Purchase and Warranties Agreement, dated as of April 20, 1998, between Lehman Capital, as Purchaser, and First Franklin Financial Corporation, as Seller, for conventional adjustable rate mortgage loans (Group No. 1998-1);

          17. Seller's Warranties and Servicing Agreement, dated as of May 21, 1999, between Lehman Capital, as Purchaser, and Life Bank, as Seller, for fixed and adjustable rate, conventional first lien mortgage loans (Group 1999-1);

          18. Purchase and Warranties Agreement, dated and effective as of October 1, 1997, between Lehman Capital, as Purchaser, and Long Beach Mortgage Company, as Seller, for adjustable rate mortgage loans under Flow Delivery Program (Wholesale);

          19. Purchase and Warranties Agreement, dated and effective as of April 1, 1998, between Lehman Capital, as Purchaser, and Long Beach Mortgage Company, as Seller, for fixed and adjustable rate mortgage loans under Flow Delivery Program (Wholesale);

          20. Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 1999, between Lehman Capital, as Purchaser, and Chase Bank of Texas, National Association, in its capacities as agent and representative of two groups of lenders pursuant to Credit Agreements, for residential fixed and adjustable rate, first and second lien mortgage loans (MCA Financial Group);

          21. Seller's Warranties and Servicing Agreement, dated as of June 23, 1999, between Lehman Capital, as Purchaser, and Option One, as Seller, for conventional residential adjustable and fixed rate mortgage loans (Group No. 1999 LB/00I);

          22. Seller's Warranties and Servicing Agreement, dated as of September 1, 1999, between LBB, as Purchaser, and Option One, as Seller, for conventional residential adjustable and fixed rate mortgage loans (Group No. 1999 LBB/00I), including (a) Purchase Price and Terms letter between Lehman Capital, as Purchaser, and LBB, as Seller dated February 4, 2000 and (b) Assignment and Assumption dated February 9, 2000 between LBB, as Assigner, and Lehman Capital, as Assignee.

          23. Mortgage Loan Purchase and Warranty Agreement, dated as of November 17, 1998, between Lehman Capital, as Purchaser, and Southern Pacific Funding Corporation, as Seller, for residential mortgage loans.

     WHEREAS, Lehman Capital desires to sell, without recourse, all of its right, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements, and to delegate all of its obligations thereunder, to the extent relating to the Mortgage Loans, to the Depositor.

     WHEREAS, Lehman Capital and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Depositor agree as follows:


                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, Lehman Capital does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of Lehman Capital in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $1,353,485,000. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after January 1, 2000 (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of Lehman Capital's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, Lehman Capital's rights under any Insurance Policies related to the Mortgage Loans, and Lehman Capital's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, Lehman Capital hereby assigns to the Depositor all of its rights, title and interest under each Transfer Agreement, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $1,353,485,000. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights of Lehman Capital under each Transfer Agreement, as if the Depositor had been a party to each Transfer Agreement.

     Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, Lehman Capital does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreements.

          (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, Lehman Capital, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the custodial or escrow account maintained by the Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the several custodians, including LaSalle National Bank, Banker's Trust Company of California, N.A., Chase Bank of Texas, National Association, Norwest Bank of Minnesota, National Association and U.S. Bank Trust, National Association (each, a "Custodian" and, collectively, the "Custodians") for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review a Custodian identifies any Material Defect, Lehman Capital shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement.

     Section 1.04. Representations and Warranties of Lehman Capital. (a) Lehman Capital hereby represents and warrants to the Depositor that as of the date hereof that:

               (i) Lehman Capital is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) the execution and delivery by Lehman Capital of this Agreement have been duly authorized by all necessary corporate action on the part of Lehman Capital; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Lehman Capital or its properties or the certificate of incorporation or bylaws of Lehman Capital;

               (iii) the execution, delivery and performance by Lehman Capital of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

               (iv) this Agreement has been duly executed and delivered by Lehman Capital and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of Lehman Capital enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

               (v) there are no actions, suits or proceedings pending or, to the knowledge of Lehman Capital, threatened or likely to be asserted against or affecting Lehman Capital, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of Lehman Capital will be determined adversely to Lehman Capital and will if determined adversely to Lehman Capital materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

          (b) The representations and warranties with respect to the Mortgage Loans made by the Transferor to Lehman Capital in the related Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty made under the applicable Transfer Agreement, the Depositor shall have the right to require that Lehman Capital cure such breach or effect such other remedy as is specified in the last paragraph of this subsection (b). In addition, Lehman Capital hereby represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

               (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

               (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and Lehman Capital has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

               (iii) Each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

               (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

               (v) Approximately 99.04% of the Mortgage Loans Mortgage evidence a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The remainder of the Mortgage Loans evidence a valid subsisting and perfect second lien on the related Mortgage Property (including all improvements on the Mortgage Property). The lien of the Mortgage is subject only to: (1) in the case of second lien loans, the first lien on the related Mortgage Property (in the case of second lien loans only; (2) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan and
     (4) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first or second lien, as the case may be, on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

               (vi) Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, Lehman Capital was the sole owner of record and holder of each Mortgage Loan, and Lehman Capital had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

               (vii) Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including Lehman Capital, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

               (viii) To the best of Lehman Capital's knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

               (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

               (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;


               (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with;

               (xii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. Section 1.860G-2; and

               (xiii) Lehman Capital has no reason to believe that any borrower will default under the related Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any Mortgage Loan, within the six months immediately following the Closing Date.

     It is understood and agreed that the representations and warranties set forth herein and the obligations of Lehman Capital set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either Lehman Capital or the Depositor of a breach of any of the foregoing representations and warranties in this Section 1.04(b), or of any of the representations or warranties made in the Transfer Agreements, that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, Lehman Capital shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

     For purposes of this Section, the representation and warranty in clause
(xiii) above will be deemed to have been breached as to any Mortgage Loan if (in addition to such other facts, occurrences or conditions as will result in a breach of such representation and warranty by its terms) a United States Bankruptcy Court having jurisdiction in a case involving the Transferor recharacterizes the sale of such Mortgage Loan from the Transferor to Lehman Capital as a financing secured by such Mortgage Loan.

     For purposes of this Section, the representation and warranty in clause
(xii) above shall be deemed to have been breached as to any Mortgage Loan only if all of the following are true: (1) such Mortgage Loan had a Combined Loan-to-Value Ratio as of the Cut-off Date in excess of 80%; (2) the related borrower is in default under such Mortgage Loan and liquidation of such Mortgage Loan is completed within six months after the Closing Date; (3) a Realized Loss is incurred with respect to such Mortgage Loan and (4) within six months after the Closing Date and prior to such liquidation, Realized Losses had been incurred with respect to the Mortgage Loans in the aggregate in an amount sufficient to reduce the aggregate Certificate Principal Amount of the Subordinate Certificates to zero.

     Section 1.05. Grant Clause. It is intended that the conveyance of Lehman Capital's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) Lehman Capital hereby grants to the Depositor a first priority security interest in all of Lehman Capital's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of Lehman Capital, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                 ARTICLE II.

                           MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. (a) This Agreement may be amended from time to time by Lehman Capital and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

          (b) This Agreement may also be amended from time to time by Lehman Capital and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without, the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

          (c) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lehman Capital and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                               LEHMAN CAPITAL, A DIVISION OF
                                 LEHMAN BROTHERS HOLDINGS INC.



                               By: /s/ Joe Kelly
                                  --------------------------------------------
                                  Name:   Joe Kelly
                                  Title:  Vice President


                               STRUCTURED ASSET SECURITIES
                                 CORPORATION



                               By: /s/ Stanley Labanowski
                                  --------------------------------------------
                                  Name:   Stanley Labanowski
                                  Title:  Vice President

                                  SCHEDULE A
                                  ----------


                            MORTGAGE LOAN SCHEDULE